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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - April 16, 1998

                           MEDICAL MANAGER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)
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

               DELAWARE                                0-29090                                59-3396629
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    (State or Other Jurisdiction of            (Commission File Number)                     (IRS Employer
            Incorporation)                                                               Identification No.)
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3001 North Rocky Point Drive East, Suite 100, Tampa, Florida         33607
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(Address of Principal Executive Offices)                           (Zip Code)

(Registrant's Telephone Number, Including Area Code)              (813) 287-2990
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                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)



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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to disclose the press release issued by Medical Manager Corporation (the "Company") on April 16, 1998. The press release, which is filed as Exhibit 99 hereto, was to announce the Company's unaudited operating results for the quarter ended March 31, 1998.

Item 7.  Financial Statement and Exhibits

                  (c)      Exhibits.



Exhibit No.             Description                       Sequential Page Number
-----------             -----------                       ----------------------

99                      Press Release dated
                        April 16, 1998













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDICAL MANAGER CORPORATION


April 23, 1998                          By: /s/ Frederick B. Karl, Jr.
                                            ----------------------------------
                                            Frederick B. Karl, Jr.
                                            Vice President and General Counsel






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